EXECUTION VERSION 3574614.3 TRANSITION & SEPARATION AGREEMENT This Transition & Separation Agreement (the “Agreement”) sets forth the understanding between you, Brian A. Kane, and Humana Inc. and its affiliates and subsidiaries (“Humana”) with respect to your separation from employment with Humana. RECITALS: A. The Parties have mutually agreed that your position will be eliminated and therefore your employment with Humana will terminate as of an agreed upon date; and B. In order to ensure a smooth transition prior to your exit, Humana has requested that you continue your employment as Chief Financial Officer through May 31, 2021 (the “Transition Date”) and subsequently in an interim role as “Strategic Advisor” to the Company reporting to the Chief Executive Officer. NOW, THEREFORE, in consideration of your agreement to the terms set forth below and the mutual benefits to be derived hereunder, it is agreed: A. EMPLOYMENT STATUS 1. Acceptance of Interim and Variable Staffing Pool Roles. You agree to accept employment as a “Strategic Advisor,” effective June 1, 2021 (“Interim Role”), advising Humana with respect to the finance and reporting functions. Humana agrees that you will remain employed in the Interim Role until December 31, 2021 and that effective January 1, 2022, Humana will transition you to a Variable Staffing Pool associate (the “VSP Role”), as defined in Humana’s Requisition Policy, assigned to advise Humana with respect to the finance and reporting functions. In order to maintain your employment while in the VSP Role, you agree to perform at least one hour of work every 60 days until February 28, 2022, at which time your employment will be terminated (the “Separation Date”). You agree and acknowledge that you are not eligible for payments under any Humana severance policy or Humana’s Change In Control Policy while you are in either the Interim or VSP Role, except as provided in this Agreement and/or the Executive Severance Policy. In the event that during the period that you are in the Interim Role (a) Humana elects to change your status in Humana to the VSP Role or (b) you obtain other employment and intend to accept such other employment and continue your status at Humana in the VSP Role (a “Voluntary VSP Status Change”), the party electing to so change your status shall give at least 30 days prior written notice to the other party, which notice shall set forth the date of such change in status. Effective on such date, your status will change to the VSP Role. Notwithstanding the change of such status prior to December 31, 2021, if Humana has elected to change your status as contemplated by clause (a) above, you shall still be entitled to all compensation, equity and benefits described in this Agreement as if your status was in the Interim Role through December 31, 2021, and you will be treated as

2 continuing in the VSP Role through the Separation Date, which shall remain February 28, 2022. 2. Compensation. (a) Subject to your compliance with Section B (3) of this Agreement, your current base salary of $765,000.00 will continue in the Interim Role and will be paid bi-weekly through December 31, 2021 while in the Interim Role. You acknowledge and agree that you will not be eligible for future salary increases while you are in the Interim Role. (b) Effective January 1, 2022, you will receive an hourly rate of $367.79 for work performed in the VSP Role, which will be paid bi-weekly. You acknowledge and agree that you will not be eligible for future salary increases or to participate in the Annual Incentive Plan (the “AIP”) for the year 2022. (c) In the event incentive compensation for the year 2021 is paid pursuant to the terms and provisions of the AIP, you will be entitled to receive an incentive compensation payment (without proration) for the 2021 performance period. For your Individual Multiplier portion of AIP, Humana will pay you 100% of the total AIP award calculation. Any incentive compensation payable to you will be paid at the same time as such amounts are paid to other participants in the AIP whether or not you are then employed by Humana in any capacity or you are in the VSP Role. For the avoidance of doubt, your incentive compensation for 2021 will be in the same amount and payable at the same time as if you were Chief Financial Officer for the entire year, whether or not you are then employed by Humana in any capacity or you are in the VSP Role. Notwithstanding the foregoing, in the event of a Voluntary VSP Status Change, your AIP for 2021 will be pro-rated based on full days of service as Chief Financial Officer or in the Interim Role. (d) During 2021 you shall also be entitled to the Company’s 401K Plan and Retirement Equalization Plan matching contributions as if you were Chief Financial Officer for the entire year, whether or not you are then employed by Humana in any capacity or you are in the VSP Role. Notwithstanding the foregoing, in the event of a Voluntary VSP Status Change, you will not be eligible for the Company’s 401K Plan and Retirement Equalization Plan matching contributions while serving in the VSP Role. 3. Severance Benefits: Upon the Separation Date you will be eligible to receive benefits under Humana’s Executive Severance Policy, subject to your complying with the terms and conditions of this Agreement and the Executive Severance Policy, as modified by the terms set forth herein. 4. Equity: You agree and acknowledge that you are not eligible for future equity grants under the 2011 Humana Inc. Stock Incentive Plan, the Amended and Restated Humana Inc. Stock Incentive Plan, or any successor plan, while serving in either

3 the Interim or VSP Role. Any Restricted Stock Units, Performance Stock Units and/or Stock Options outstanding as of April 1, 2021 will (a) continue to vest while you are providing services in your Interim and VSP Roles under the terms of the governing Restricted Stock Unit, Performance Stock Unit and/or Stock Option Agreements (the “Stock Agreements”) between you and Humana and (b) with respect to the Restricted Stock Units and Stock Options, continue to vest for twelve months following the Separation Date on the same terms as if you had continued to provide services to Humana through the first anniversary of the Separation Date. Exhibit A hereto sets forth the Stock Options, Restricted Stock Units and Performance Stock Units that were granted to you and are outstanding as of the date hereof, the date which all such equity vests, the dates such equity becomes exercisable or, in the case of Restricted Stock Units and Performance Stock Units, is delivered to you, and in the case of Options, the last date on which such Options may be exercised. 5. Benefits: You may continue to participate, to the extent you may be eligible, in the “employee benefit plans” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) maintained from time to time by Humana for employees of Humana and its subsidiaries. Your rights to Continued Health Benefit Coverage shall be in accordance with Section 3.1(iii) of the Executive Severance Policy other than the last sentence thereof. For the avoidance of doubt, such health benefit coverage shall continue until the end of the Severance Period without regard to your position in Humana, including but not limited to in your VSP Role, and whether or not you are employed by Humana, unless you have obtained health benefit coverage from a new employer that is generally comparable to the health benefit coverage provided by Humana. You will be required to pay your portion of premiums or related payments as designated in such employee benefit plans and/or as designated by Humana directly to Humana. You shall be required to comply with the conditions attendant to coverage by such plans and shall comply with and be entitled to benefits only in accordance with the terms and conditions of such plans as they may be amended from time to time. Nothing herein contained shall be construed as requiring Humana to establish or continue any particular employee benefit plan in discharge of its obligations under this Agreement. At Humana’s sole discretion, Humana may replace such employee benefit plans with employee benefit plans similar to Humana’s affiliates. Your active coverage or participation in such employee benefits plans shall end on the Separation Date, unless otherwise provided by the terms of such plan, by the Executive Severance Policy or by law. Thereafter, you will have COBRA continuation rights for dental or medical coverage. You will be eligible for the same physical and charitable giving match benefits as an Executive Officer of Humana until December 31, 2021 (“Executive Benefits”). Thereafter, you will no longer be eligible for Executive Benefits. In addition, and consistent with the terms of Humana’ Executive Severance Policy, you will be eligible for same financial planning benefits and outplacement benefits as other executive officers through the first anniversary of the Separation Date. Any deferred compensation benefits that become payable to you upon the Separation Date will be paid in accordance to the terms of the applicable plan. Humana shall continue its matching contribution to the

4 Retirement Equalization Plan for your benefit, unless you are in your VSP Role as a result of a Voluntary VSP Status Change. In addition, (a) during your Interim Role and VSP Role, you shall continue to be able to use the services of your assistant, Ms. Zahira Hoback, in the same manner as you have been utilizing her services on the date of this Agreement; and (b) notwithstanding the provisions of the Agreement Not to Solicit or similar provisions in any agreement with Humana to which you are a party, you may solicit, offer employment and hire Ms. Hoback, if Ms. Hoback chooses to accept any such offer of employment. B. MISCELLANEOUS 1. Cessation of Status as an Officer: Effective June 1, 2021, you will no longer be an officer or director of Humana Inc., and of any subsidiaries and other affiliates of Humana Inc. of which you are an officer or director. Accordingly, you will not hold yourself out as being an officer or director, or as having any authority to bind, Humana Inc. or any such subsidiary or affiliate. You agree to execute any documents necessary to reflect the change in status. 2. Non-Compete Agreement and Agreement Not to Solicit: You understand and agree that, subject to the agreed upon amendments to the Restricted Period (as set forth on Exhibit B hereto), (i) the provisions of any Stock Agreement entered into by you and Humana Inc. entitled “Agreement Not to Solicit” and “Agreement Not to Compete” and (ii) the provisions of Exhibit A to Humana’s Executive Severance Policy, in each case, remain in full force and effect and those obligations will continue during the applicable periods set forth on Exhibit B hereto. You understand and agree that any violation of the provisions of (x) the Stock Agreements entitled “Agreement Not to Solicit,” and “Agreement Not to Compete” or (y) Exhibit A to Humana’s Executive Severance Policy, will in each case result in irreparable injury to Humana, that the remedy at law for any violation or threatened violation of such provision(s) are inadequate and in the event of any such breach or threatened breach, Humana, in addition to any other remedies or damages available to it at law or in equity, shall be entitled to temporary injunctive relief before trial as a matter of course, and to permanent injunctive relief without the necessity of proving actual damages; 3. Confidential Information and Trade Secrets: You recognize that your position with the Company has required considerable responsibility and trust, and, in reliance on your loyalty, the Company has entrusted you with highly sensitive confidential, restricted and proprietary information involving Trade Secrets and Confidential Information. “Trade Secret” shall be defined as any scientific or technical information, design, process, procedure, formula or improvement that is valuable and not generally known to competitors of the Company. “Confidential Information” is any data or information, other than Trade Secrets, that is important, competitively sensitive, and not generally known by the public, including, but not limited to, the Company’s business plans, business prospects, training manuals, product development plans, bidding and pricing procedures, market strategies, internal performance statistics, financial data, confidential personnel information concerning employees of the Company, supplier data,

5 operational or administrative plans, policy manuals, and terms and conditions of contracts and agreements. The terms “Trade Secrets” and “Confidential Information” shall not apply to information which is (i) already in your possession (unless such information was used in connection with formulating the Company’s business plans, obtained by you from the Company or was obtained by you in the course of your employment by the Company), or (ii) required to be disclosed by any applicable law. Except as may be required by law or legal process or an order of a court of competent jurisdiction, you will not use or disclose any Trade Secrets or Confidential Information of the Company at any time after termination of employment and prior to such time as they cease to be Trade Secrets or Confidential Information through no act of yours in violation of this Section B(3). Upon termination of employment, you will surrender to the Company all memoranda, notes, records, plans, manuals or other documents pertaining to the Company’s business or your employment (including all copies thereof). You will also leave with the Company all materials involving Trade Secrets or Confidential Information of the Company. All such information and materials, whether or not made or developed by you, shall be the sole and exclusive property of the Company, and you hereby assign to the Company all of your right, title and interest in and to any and all of such information and materials. The Company will not, and will cause the Chief Executive Officer and the other officers and directors of Humana not to, disparage you or your performance, or otherwise take any action which could reasonably be expected to adversely affect your personal or professional reputation. You will not disparage the Company or any of its executive officers, directors, agents or employees, or otherwise take any action which could reasonably be expected to adversely affect the personal or professional reputation of the Company or any of its directors, officers, agents or employees. Further, and consistent with the foregoing, as of the Transition Date, including for the duration of the Severance Period (as defined in the Humana Inc. Executive Severance Policy), you will not hold yourself out as a source or an expert with respect to the Company’s financial performance or financial or strategic prospects and you will not comment on the same, unless any such comment shall be approved in advance in writing by the Chief Executive Officer of Humana. 4. Entire Agreement: This Agreement, the Executive Severance Policy (as modified herein), the Retirement Equalization Plan and the Stock Agreements reflect the entire understanding between Humana and you with respect to compensation and benefits available during your service in the Interim Role and VSP Role, and no statements, promises or inducements, whether written or oral, made by either party that are not contained in this Agreement, the Executive Severance Policy (as modified herein), the Retirement Equalization Plan or the Stock Agreements shall be valid or binding upon the parties to this Agreement. 5. Severability: In the event any portion of this Agreement is held to be unenforceable, the remainder of this Agreement shall remain in full force and effect and shall be enforced in harmony with the purpose of the Agreement. 6. Code Section 409A: It is intended that this Agreement will comply with, or be exempt from, Section 409A of the Internal Revenue Code of 1986, as amended (the “Section 409A”) and the interpretive guidance thereunder, including, without limitation,

6 the exemptions for short-term deferrals, separation pay arrangements, reimbursements, and in-kind distributions, and this Agreement shall be administered, interpreted and construed in a manner that does not result in the imposition of additional taxes, penalties or interest under Section 409A. Humana agrees to negotiate in good faith with you to make amendments to the Agreement, as both parties mutually agree are necessary or desirable to avoid the imposition of taxes, penalties or interest under Section 409A. If an amount to be paid under this Agreement is payable in two or more installments, each installment shall be treated as a separate payment for purposes of Section 409A. For purposes of this Agreement, a termination of employment shall not be deemed to have occurred for purposes of any provision of this Agreement providing for the payment of any amounts or benefits subject to the requirements of Section 409A upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Section 409A, and, for purposes of any such provision of this Agreement, references to a “termination,” “termination of employment,” or like terms shall mean a “separation from service” within the meaning of Section 409A. Neither Humana nor you will have the right to accelerate or defer the delivery of any such payments or benefits except to the extent specifically permitted or required by Section 409A. 7. Press Release: The parties hereto agree to issue the Press Release attached hereto as Exhibit C on March 22, 2021. C. ACKNOWLEDGMENTS: You and Humana hereby acknowledge and agree: 1. that you were provided a sufficient period to review and consider this Agreement and are advised to contact an attorney, 2. that you understand each of the terms of this Agreement and the effect of executing this Agreement by your signature; and 3. that you are executing this Agreement as your own free act and deed, without any coercion or duress, and that you agree to each of the terms and provisions of this Agreement. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE – BK TRANSITION AND SEPARATION AGREEMENT] 3574614.3 IN WITNESS WHEREOF, as their free and voluntary act, the parties have executed this Agreement as of the date indicated. HUMANA By: By: Name: Bruce D. Broussard Name: Brian A. Kane Title: President & CEO Date: Date: March 22, 2021

[SIGNATURE PAGE – BK TRANSITION AND SEPARATION AGREEMENT] 3574614.3 IN WITNESS WHEREOF, as their free and voluntary act, the parties have executed this Agreement as of the date indicated. HUMANA By: By: Name: Title: Name: Brian A. Kane Date: March 22, 2021 Date: